DISTRIBUTION AGREEMENT

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")

                                CLASS A SHARES OF

                     LEBENTHAL NEW YORK MUNICIPAL BOND FUND
                                (the "Portfolio")

                               New York, New York

                                                                October __, 1997


Lebenthal & Co., Inc.,
120 Broadway
New York, New York 10271

Ladies and Gentlemen::

                  1. In consideration of the agreements on your part herein contained and of the payment by us to you of a sales charge as described in the Portfolio's most recent prospectus filed with the Securities and Exchange Commission and of an annual fee (the "Service Fee"), determined in accordance with paragraph 11 herein and on the terms and conditions set forth herein, we have agreed that you shall be, for the period of this agreement, a distributor, as our agent, for the unsold portion of such number of Class A shares of the Portfolio, $.001 par value per share, as may be effectively registered from time to time under the Securities Act of 1933, as amended (the "1933 Act"). This agreement is being entered into pursuant to the Distribution and Service Plan (the "Plan") adopted by us in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                  2. We hereby agree that you will act as our agent, and hereby appoint you our agent, to offer, and to solicit offers to subscribe to, the unsold balance of Class A shares of the Portfolio as shall then be effectively registered under the Act. All subscriptions for the Portfolio's Class A shares obtained by you shall be directed to us for acceptance and shall not be binding on us until accepted by us. You shall have no authority to make binding subscriptions on our behalf. We reserve the right to sell Class A shares of the Portfolio through other distributors or directly to investors through subscriptions received by us at our principal office in New York, New York. The right given to you under this agreement shall not apply to Class A shares of our common stock issued in connection with (a) the merger or consolidation of any other investment company with us, (b) our acquisition by purchase or otherwise of all or

647028.1

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substantially all of the assets or stock of any other investment company, or (c)
the reinvestment in the Portfolio's Class A shares by our stockholders of dividends or other distributions or any other offering by us of securities to our stockholders.

                  3. You will use your best efforts to obtain subscriptions to shares of the Portfolio upon the terms and conditions contained herein and in our Prospectus, as in effect from time to time. You will send to us promptly all subscriptions placed with you. We shall furnish you from time to time, for use in connection with the offering of Class A shares of the Portfolio, such other information with respect to us and such shares as you may reasonably request. We shall supply you with such copies of our Registration Statement and Prospectus, as in effect from time to time, as you may request. Except as we may authorize in writing, you are not authorized to give any information or to make any representation that is not contained in the Registration Statement or Prospectus, as then in effect. You may use employees, agents and other persons, at your cost and expense, to assist you in carrying out your obligations hereunder, but no such employee, agent or other person shall be deemed to be our agent or have any rights under this agreement. You may sell the Portfolio's Class A shares to or through qualified brokers, dealers and financial institutions under selling and servicing agreements provided that no dealer, financial institution or other person shall be appointed or authorized to act as our agent without our written consent. You will arrange for organizations whose customers or clients are shareholders of our corporation ("Participating Organizations") to enter into agreements with you for providing assistance in distributing the Portfolio's Class A shares.

                  4. You may make payments from time to time from your own resources, which may include the Service Fee, the management fee received from us, management or advisory fees from other investment companies and past profits to defray the costs of, and to compensate others, including Participating Organizations with whom you have entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio.

You in your sole discretion, will determine the amount of such payments, provided that such payments will not increase the amount which we are required to pay to you for any fiscal year under the Management Agreement or this agreement. Such payments will be made only pursuant to written agreements approved in form and substance by our Board of Directors to be entered into by you and the Participating Organizations. It is recognized that we shall have no obligation or liability to you or any Participating Organization for any such payments under the agreements with Participating Organizations. Our obligation is solely to make payments to you under the Management Agreement and this

647028.1
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agreement. All sales of our shares effected through you will be made in compliance with all applicable federal securities laws and regulations and the Constitution, rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

                  5. We reserve the right to suspend the offering of Class A shares of the Portfolio at any time, in the absolute discretion of our Board of Directors, and upon notice of such suspension you shall cease to offer such shares hereunder.

                  6. Both of us will cooperate with each other in taking such action as may be necessary to qualify the Portfolio's Class A shares for sale under the securities laws of such states as we may designate, provided, that you shall not be required to register as a broker-dealer or file a consent to service of process in any such state where you are not now so registered. Pursuant to the Management Agreement in effect between us and Lebenthal Asset Management, Inc. as Manager of the Portfolio, we will pay all fees and expenses of registering the Portfolio's shares under the Act and of qualification of such shares, and to the extent necessary, our qualification under applicable state securities laws. You will pay all expenses relating to your broker-dealer qualification.

                  7. We represent to you that our Registration Statement and Prospectus have been carefully prepared to date in conformity with the requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. We represent and warrant to you, as of the date hereof, that our Registration Statement and Prospectus contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein are or will be true and correct at the time indicated or the effective date as the case may be; and that neither our Registration Statement nor our Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares of our common stock. We will from time to time file such amendment or amendments to our Registration Statement and Prospectus as, in the light of future development, shall in the opinion of our counsel, be necessary in order to have our Registration Statement and Prospectus at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of shares of our common stock. If we shall not file such amendment or amendments within fifteen days after our receipt of a written request from you to do so, you may, at your option, terminate this agreement immediately. We will not file any amendment to our Registration Statement or Prospectus without

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giving you reasonable notice thereof in advance; provided, however, that nothing in this agreement shall in any way limit our right to file such amendments to our Registration Statement or Prospectus, of whatever character, as we may deem advisable, such right being in all respects absolute and unconditional. We represent and warrant to you that any amendment to our Registration Statement or Prospectus hereafter filed by us will be carefully prepared in conformity within the requirements of the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder and will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein will, when the same shall become effective, be true and correct; and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of our Class A shares.

                  8. We agree to indemnify, defend and hold you, and any person who controls you within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you or any such controlling person may incur, under the 1933 Act or the 1940 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time or arising out of or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this agreement. Our agreement to indemnify you and any such controlling person is expressly conditioned upon our being notified of any action brought against you or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought other than on account of our indemnity agreement contained in this paragraph 8. We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of

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



good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you, in good faith, do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 8 and our representations and warranties in this agreement shall remain in full force and affect regardless of any investigation made by or on behalf of you or any controlling person and shall survive the sale of any Class A shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of any of your controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any Class A shares of our common stock.

                  9. You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by us, our officers or directors or such controlling person shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you to us for use in our Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon

647028.1
                                       5
such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person other than on account of your indemnity agreement contained in this paragraph 9.

                  10. We agree to advise you immediately:

                  (a) of any request by the SEC for amendments to our Registration Statement or Prospectus or for additional information,

                  (b) of the issuance by the SEC of any stop order suspending the effectiveness of our Registration Statement or Prospectus or the initiation of any proceedings for that purpose,

                  (c) of the happening of any material event which makes untrue any statement made in our Registration Statement or Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

                  (d) of all action of the SEC with respect to any amendments to our Registration Statement or Prospectus.


                  11. In consideration of the foregoing we will pay you a Service Fee at the annual rate of one-quarter of one percent (0.25%) of average daily net assets of the Portfolio. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or as such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.


                  12. This agreement will become effective on the date hereof and will remain in effect until __________ and thereafter for successive twelve-month periods (computed from each _____), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this agreement. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, or by a vote of a majority of our Directors who are

647028.1
                                       6
not interested persons (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities (with each Class of the Portfolio voting separately), as defined in the 1940 Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  13. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the SEC thereunder.

                  14. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your directors, officers or employees, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.



647028.1
                                       7

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          LEBENTHAL FUNDS, INC.
                                          Lebenthal New York Municipal Bond Fund


                                          By:

Accepted:

October __, 1997

Lebenthal & Co., Inc.



By:


647028.1

                             DISTRIBUTION AGREEMENT

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")

                                CLASS B SHARES OF

                     LEBENTHAL NEW YORK MUNICIPAL BOND FUND
                                (the "Portfolio")

                               New York, New York

                                                                October __, 1997


Lebenthal & Co., Inc.,
120 Broadway
New York, New York 10271

Ladies and Gentlemen:

                  1. In consideration of the agreements on your part herein contained and of the payment by us to you of a sales charge as described in the Portfolio's most recent prospectus filed with the Securities and Exchange Commission and an annual fee which includes both a service fee ("Service Fee") and an asset based sales charge ("Asset Based Sales Charge"), determined in accordance with paragraph 11 herein and on the terms and conditions set forth herein, we have agreed that you shall be, for the period of this agreement, a distributor, as our agent, for the unsold portion of such number of Class B shares of the Portfolio, $.001 par value per share, as may be effectively registered from time to time under the Securities Act of 1933, as amended (the "1933 Act"). This agreement is being entered into pursuant to the Distribution and Service Plan (the "Plan") adopted by us in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                  2. We hereby agree that you will act as our agent, and hereby appoint you our agent, to offer, and to solicit offers to subscribe to, the unsold balance of Class B shares of the Portfolio as shall then be effectively registered under the Act. All subscriptions for the Portfolio's Class B shares obtained by you shall be directed to us for acceptance and shall not be binding on us until accepted by us. You shall have no authority to make binding subscriptions on our behalf. We reserve the right to sell Class B shares of the Portfolio through other distributors or directly to investors through subscriptions received by us at our principal office in New York, New York. The right given to you under this agreement shall not apply to Class B shares of our common stock issued in connection with (a) the merger or consolidation of any other investment company with

645989.2
us, (b) our acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company, or (c) the reinvestment in the Portfolio's Class B shares by our stockholders of dividends or other distributions or any other offering by us of securities to our stockholders.

                  3. You will use your best efforts to obtain subscriptions to Class B shares of the Portfolio upon the terms and conditions contained herein and in our Prospectus, as in effect from time to time. You will send to us promptly all subscriptions placed with you. We shall furnish you from time to time, for use in connection with the offering of Class B shares of the Portfolio, such other information with respect to us and such shares as you may reasonably request. We shall supply you with such copies of our Registration Statement and Prospectus, as in effect from time to time, as you may request. Except as we may authorize in writing, you are not authorized to give any information or to make any representation that is not contained in the Registration Statement or Prospectus, as then in effect. You may use employees, agents and other persons, at your cost and expense, to assist you in carrying out your obligations hereunder, but no such employee, agent or other person shall be deemed to be our agent or have any rights under this agreement. You may sell the Portfolio's Class B shares to or through qualified brokers, dealers and financial institutions under selling and servicing agreements provided that no dealer, financial institution or other person shall be appointed or authorized to act as our agent without our written consent. You will arrange for organizations whose customers or clients are shareholders of our corporation ("Participating Organizations") to enter into agreements with you for providing assistance in distributing the Portfolio's Class B shares.

                  4. You may make payments from time to time from your own resources, which may include the Service Fee, the Asset Based Sales Charge and past profits, for the following purposes:

                           (a) with respect to the Service Fee, to defray the costs of, and to compensate others, including Participating Organizations with whom you have entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio;

                           (b) with respect to the Asset Based Sales Charge and past profits, to compensate certain Participating Organizations for providing assistance in distributing the Portfolio's Class B shares;

                           (c)      with respect to the Asset Based Sales Charge

645989.2
                                       2
                                    and past profits, to pay the cost of
                                    printing and distributing the Portfolio's prospectus to prospective investors; and

                           (d) with respect to the Asset Based Sales Charge and past profits, to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's Class B shares.

You in your sole discretion, will determine the amount of such payments, provided that such payments will not increase the amount which we are required to pay to you for any fiscal year under this agreement. Such payments will be made only pursuant to written agreements approved in form and substance by our Board of Directors to be entered into by you and the Participating Organizations. It is recognized that we shall have no obligation or liability to you or any Participating Organization for any such payments under the agreements with Participating Organizations. Our obligation is solely to make payments to you under this agreement. All sales of our shares effected through you will be made in compliance with all applicable federal securities laws and regulations and the Constitution, rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

                  5. We reserve the right to suspend the offering of Class B shares of the Portfolio at any time, in the absolute discretion of our Board of Directors, and upon notice of such suspension you shall cease to offer such shares hereunder.

                  6. Both of us will cooperate with each other in taking such action as may be necessary to qualify the Portfolio's Class B shares for sale under the securities laws of such states as we may designate, provided, that you shall not be required to register as a broker-dealer or file a consent to service of process in any such state where you are not now so registered. Pursuant to the Management Agreement in effect between us and Lebenthal Asset Management, Inc. as Manager of the Portfolio, we will pay all fees and expenses of registering the Portfolio's shares under the Act and of qualification of such shares, and to the extent necessary, our qualification under applicable state securities laws. You will pay all expenses relating to your broker-dealer qualification.

                  7. We represent to you that our Registration Statement and Prospectus have been carefully prepared to date in

645989.2
                                       3
conformity with the requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. We represent and warrant to you, as of the date hereof, that our Registration Statement and Prospectus contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein are or will be true and correct at the time indicated or the effective date as the case may be; and that neither our Registration Statement nor our Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares of our common stock. We will from time to time file such amendment or amendments to our Registration Statement and Prospectus as, in the light of future development, shall in the opinion of our counsel, be necessary in order to have our Registration Statement and Prospectus at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of shares of our common stock. If we shall not file such amendment or amendments within fifteen days after our receipt of a written request from you to do so, you may, at your option, terminate this agreement immediately. We will not file any amendment to our Registration Statement or Prospectus without giving you reasonable notice thereof in advance; provided, however, that nothing in this agreement shall in any way limit our right to file such amendments to our Registration Statement or Prospectus, of whatever character, as we may deem advisable, such right being in all respects absolute and unconditional. We represent and warrant to you that any amendment to our Registration Statement or Prospectus hereafter filed by us will be carefully prepared in conformity within the requirements of the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder and will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein will, when the same shall become effective, be true and correct; and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of our Class B shares.

                  8. We agree to indemnify, defend and hold you, and any person who controls you within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you

645989.2
                                       4
or any such controlling person may incur, under the 1933 Act or the 1940 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time or arising out of or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this agreement. Our agreement to indemnify you and any such controlling person is expressly conditioned upon our being notified of any action brought against you or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought other than on account of our indemnity agreement contained in this paragraph 8. We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you, in good faith, do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 8 and our representations and warranties in this agreement shall remain in full force and affect regardless of any investigation made by or on behalf of you or any controlling person and shall survive the sale of any Class B shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of any of your controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any Class B shares of our common stock.

                  9. You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of
Section 15 of the 1933 Act, free and

645989.2
                                       5
harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by us, our officers or directors or such controlling person shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you to us for use in our Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person other than on account of your indemnity agreement contained in this paragraph 9.

                  10. We agree to advise you immediately:

                  (a) of any request by the SEC for amendments to our Registration Statement or Prospectus or for additional information,

                  (b) of the issuance by the SEC of any stop order suspending the effectiveness of our Registration Statement or Prospectus or the initiation of any proceedings for that purpose,

                  (c) of the happening of any material event which makes untrue any statement made in our Registration Statement or Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

                  (d) of all action of the SEC with respect to any amendments to our Registration Statement or Prospectus.

645989.2
                                       6

                  11. (a) In consideration of the foregoing we will pay you a Service Fee at the annual rate of one-quarter of one percent (0.25%) of average daily net assets of the Portfolio.

                           (b)  In addition, we will compensate you for
distribution assistance with respect to sales of the Portfolio's Class B shares with an Asset Based Sales Charge equal to 0.75% per annum of the Portfolio's average daily net assets.

                           (c)  Your fee in (a) and (b) above will be
accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or an such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.



                  12. This agreement will become effective on the date hereof and will remain in effect until ____________ and thereafter for successive twelve-month periods (computed from each _________), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this agreement. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, or by a vote of a majority of our Directors who are not interested persons (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities (with each Class of the Portfolio voting separately), as defined in the 1940 Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  13. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the SEC thereunder.

                  14. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your directors, officers or employees, who may also be a director, officer or

645989.2
                                       7
employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         LEBENTHAL FUNDS, INC.
                                         Lebenthal New York Municipal Bond Fund



                                         By:

Accepted:

October __, 1997

Lebenthal & Co., Inc.



By:

645989.2
                                       8